Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ GERALD L. BALILES
Gerald L. Baliles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ JOHN T. CASTEEN III
John T. Casteen III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ DINYAR S. DEVITRE
Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ THOMAS F. FARRELL II
Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ THOMAS W. JONES
Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ DEBRA J. KELLY-ENNIS
Debra J. Kelly-Ennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ W. LEO KIELY III
W. Leo Kiely III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ KATHRYN B. MCQUADE
Kathryn B. McQuade

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ GEORGE MUÑOZ
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Martin J. Barrington, Denise F. Keane, William F. Gifford, Jr. and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments thereto) for the registration of shares of the Company’s common stock $.33 1/3 par value, issuable by the Company in connection with the Deferred Profit-Sharing Plan for Salaried Employees and the Deferred Profit-Sharing Plan for Hourly Employees, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2016.

/s/ NABIL Y. SAKKAB
Nabil Y. Sakkab